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                                                                    Exhibit 10.4

300,000 SHARES OF COMMON STOCK                          GRANT DATE: MAY 27, 2004

                           SYNTA PHARMACEUTICALS CORP.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     SYNTA PHARMACEUTICALS CORP., a Delaware corporation (the "Company"), grants to KEITH R. GOLLUST (the "Optionee"), as of the date set forth above, the right and option (this "Option") to purchase from the Company up to 300,000 shares (the "Option Shares") of the Common Stock, $.000l par value, of the Company (the "Common Stock"). This Option is subject to the following terms and conditions:

     1. OPTION PRICE. The price to be paid for each share of Common Stock upon exercise of the whole or any part of this Option shall be $2.7108 (the "Purchase Price").

     2. VESTING. This Option shall be exercisable with respect to 150,000 shares of the Option Shares as of the Grant Date, and the remainder of the Option Shares will become exercisable thereafter in eight equal cumulative quarterly installments of 18,750 shares, the first such installment occurring on August 27, 2004, PROVIDED THAT Optionee on the applicable installment date is providing services to the Company as a director, advisor or consultant. If the Optionee is granted the right to receive any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) pursuant to Section 6, then such new or substituted securities (together with the Option Shares, the "Option Securities") or other property shall be issued upon the exercise of this Option subject to the same vesting schedule applicable to this Option.

     3. OPTION PERIOD. This Option shall terminate and be of no further force or effect at 5:00 P.M., Boston time, on May 27, 2014.

     4. EXERCISE OF OPTION; PAYMENT FOR SHARES. This Option may be exercised at any time and from time to time, subject to the limitations of Sections 2 and 3 and set forth elsewhere in this Agreement, for up to the aggregate number of shares of Option Securities specified herein, but in no event for the purchase of other than whole shares. A written notice of exercise in the form of Exhibit A attached hereto, signed by the Optionee or his heirs or permitted assignees (the "Exercising Party"), shall be delivered to the Company at its principal office specifying the number of Option Securities with respect to which this Option is being exercised. Such notice shall be accompanied by this Agreement and by payment of the purchase price of the Option Securities being acquired, which payment may be (a) in United States dollars in cash, by check or by wire transfer to a deposit account specified by the Company, (b) at the discretion of the Company, through delivery to the Company of shares of its capital stock held by the Exercising Party for at least six (6) months prior to the exercise of this Option or retention by the Company of shares otherwise issuable upon exercise of this Option, in each case having a Fair Market Value (as defined in Section 7 below) as of the date of exercise equal to the number of exercised shares multiplied by the Purchase Price, (c) at the discretion of the Company, in accordance with a cashless exercise program established with a securities brokerage firm, or (d) by any combination of (a), (b), or (c) above.

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     5.   NO RIGHTS AS STOCKHOLDERS NO RIGHT TO CONTINUING RELATIONSHIP. The
Optionee shall not be deemed, for any purpose, to have any rights whatsoever with respect to Option Securities to which this Option shall not have been exercised and payment made as aforesaid. The Optionee shall have no rights as a stockholder with respect to shares of Option Securities until the date of issuance of such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Option Securities are issued, except as provided in Section 6. The Optionee shall not be deemed to have any rights to a continued relationship with the Company by virtue of the grant or exercise of this Option. The Optionee acknowledges that he has no right to continue as a director, advisor or consultant of the Company and that the Company, its Board, and/or its shareholders may terminate or remove the Optionee from his position as a director, advisor, or consultant with or without reason or cause at any time so long as such action to terminate or remove is in accordance with the Company's by-laws and applicable law.

     6. EXTRAORDINARY EVENTS. Upon the occurrence of any of the following events, the Optionee's rights with respect to the Option Securities shall be adjusted as hereinafter provided:

          (a) STOCK DIVIDENDS AND STOCK SPLITS. If (i) the shares of the Company's Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of the Optionee's rights pursuant to this Option shall be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events.

          (b) CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Board of Directors of any entity assuming the obligations of the Company hereunder, shall either
(i) make appropriate provision for the continuation of this Option by substituting on an equitable basis for the Option Securities either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Optionee, provide that the Option must be exercised (either to the extent then exercisable or, at the discretion of the Board of Directors, all Option Securities being made fully exercisable for purposes of this subparagraph) prior to a specified date at the end of which period this Option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the Fair Market Value of the Option Securities (either to the extent then exercisable or, at the discretion of the Board of Directors, all Option Securities being made fully exercisable for purposes of this subparagraph) over the exercise price thereof.

          (c) RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are substituted or exchanged for the outstanding shares of Common Stock, the Optionee upon exercising the

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Option shall be entitled to receive for the Purchase Price the securities which would have been received if this Option had been exercised prior to such recapitalization or reorganization.

     7. FAIR MARKET VALUE. The fair market value ("Fair Market Value") of the Option Securities for purposes of this Option shall be an amount per share determined as follows:

          (1) If the Option Securities are listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Option Securities, the per share fair market value shall be the closing or last price of the Option Securities on the composite tape or other comparable reporting system for the trading day immediately preceding the applicable date;

          (2) If the Option Securities are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regularly reported for the Option Securities for the trading day referred to in clause (1), and if bid and asked prices for the Option Securities are regularly reported, the per share fair market value shall be the mean between the bid and the asked price for the Option Securities at the close of trading in the over-the-counter market for the trading day on which Option Securities were traded immediately preceding the applicable date; and

          (3) If the Option Securities are neither listed on a national securities exchange nor traded in the over-the-counter market, the per share fair market value shall be such value as the Company's Board of Directors, in good faith, shall determine.

     8. NON-ASSIGNABILITY OF OPTION RIGHTS. Except as set forth below, the Option shall (a) not be assignable or transferable by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution; (b) be exercisable only by the Optionee during the life of the Optionee; and (c) not be transferred, assigned, pledged, hypothecated or disposed of in any other way (whether by operation of law or otherwise), or be subject to execution, attachment or similar process. Notwithstanding the foregoing, the Optionee may upon written notice to the Company at any time assign or transfer the Option to a tax exempt organization as defined in Section501(c)(3) of the United States Internal Revenue Code of 1986, as amended (the "Code"), to a private foundation as defined in Section509(a) of the Code, or to a charitable remainder trust under Section664 of the Code, provided that:

          (i) such transferee shall automatically be bound by the terms of this Option;
          (ii) if requested, Optionee shall provide the Company with reasonable documentation verifying the federal tax exempt status of such transferee; and
          (iii) if this Option terminates for any reason, the Optionee or his personal representative shall give notice to such transferee of such termination.

     9. INVESTMENT REPRESENTATION; COMPLIANCE WITH LISTING REQUIREMENTS AND LAW. The Optionee, by acceptance of this Option, hereby represents and warrants that this Option and any and all shares of the Option Securities which the Optionee shall acquire upon the exercise of this Option are being and will be acquired for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof. It shall be a condition to the Optionee's right to purchase the Option Securities that the Company may require such steps or satisfaction

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of such conditions as the counsel for the Company may reasonably deem necessary to comply with any law, rule or regulation applicable to the issuance of such Option Securities, including, without limitation, (a) that the Option Securities reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Option Securities may then be listed, and (b) that either (i) a registration statement under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder with respect to such shares shall be in effect or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under the Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require. The certificates representing the shares of Option Securities purchased under this Option may contain such legends as counsel for the Company shall deem necessary to comply with such applicable law, rule or regulation.

     The exercise of this Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Option Securities upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of the Option Securities, such shares may not be issued or this Option exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Company. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     10.  PAYMENT OF TAXES.

          (a) The Company's obligation to deliver the Option Securities upon the exercise of this Option shall be subject to the satisfaction by the Exercising Party of all applicable federal, state and local income and employment tax withholding requirements.

          (b) Upon the exercise of this Option, the Exercising Party shall pay to the Company, or authorize it to deduct from other amounts payable to the Exercising Party, the amount of any taxes that the Company or any of its subsidiaries is required to withhold with respect to such exercise. Subject to the prior approval of the Company, which may be withheld by the Company in its discretion, the Exercising Party may elect to satisfy such obligations, in whole or in part, by (i) causing the Company to withhold shares of the Option Securities otherwise issuable pursuant to the exercise of this Option, or (ii) delivering to the Company, at the time this Option is exercised, shares of the Company's capital stock held by the Exercising Party for at least six (6) months prior to the exercise of the Option. The shares of the Company's capital stock so delivered or withheld shall have a Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of the Company's capital stock used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined.

          (c) Notwithstanding the foregoing, in the event that the Exercising Party is a person required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended, no election to use shares of the Company's capital stock for the payment of

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withholding taxes shall be effective unless made in compliance with any applicable requirement of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

     11. MISCELLANEOUS. This Option may not be altered or amended except by a written instrument signed by the Company and the Optionee. This Option contains the entire agreement and understanding between the Company and the Optionee with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements or understandings. This Option shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflict of laws principles. If any provision of this Option shall be determined to be illegal and unenforceable, the remaining provisions shall be severable and enforceable in accordance with their terms. All the terms and provisions of this Option shall be binding upon and inure to the benefit of the parties hereto and, subject to the terms and provisions of Section 8 their respective heirs, legal representatives, successors and permitted assigns.

     IN WITNESS WHEREOF, the Company has caused this Option to be executed on its behalf and its corporate seal to be hereunto affixed as of the date first set forth above.


                                           SYNTA PHARMACEUTICALS CORP.


                                           By: /S/ DR. SAFI BAHCALL
                                               ---------------------------------
                                           Name: Dr. Safi Bahcall
                                           Title: President and Chief Executive
                                                  Officer


The undersigned hereby accepts and agrees to the terms and conditions contained in this Option as of the date specified above.


                                           /S/ KEITH R. GOLLUST
                                           -------------------------------------
                                           KEITH R. GOLLUST

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EXHIBIT A

                                 EXERCISE NOTICE

Synta Pharmaceuticals Corp.
45 Hartwell Avenue
Lexington, MA 02421
Attn.: Chief Financial Officer

     This Exercise Notice is pursuant to a Non-Qualified Stock Option Agreement dated as of May 27, 2004 (the "Option"), by and between Synta Pharmaceuticals Corp. (the "Company") and Keith R. Gollust. Unless otherwise noted herein, capitalized terms used in this Exercise Notice have the meanings set forth in the Option. The undersigned, the recipient or permitted assignee of the Optionee, hereby elects today to exercise the Option to purchase ____________ shares of the Option Securities of the Company (the "Purchased Shares"), and with this Exercise Notice the undersigned is delivering to you one or more of the following in payment of the aggregate exercise price for the shares (the "Exercise Price"):

     (a)  $_____________ in cash, by personal check or by wire transfer;

     (b) stock certificates for _____________ shares of the Company's capital stock (the "Certificates") with a Fair Market Value of $________,accompanied by duly executed stock power(s) for each Certificate; or

     (c) notice of the undersigned's consent for the Company to retain ___________ shares of the Option Securities with a Fair Market Value of $___________________ .

Accordingly, please issue a stock certificate for the shares in the undersigned's name and have it delivered to the undersigned at the address indicated below. Notwithstanding, the undersigned understands that the Company may issue a stock certificate for less than the total number of Purchased Shares in the event the Company withholds shares in order to satisfy any applicable withholding tax obligation of the Company. The undersigned acknowledges his or its responsibility to comply with the tax withholding requirements set forth in
Section 10 of the Option.

     The undersigned hereby acknowledge that he or it has been given the opportunity to ask questions of, and to obtain such information from, the Company as he or it deems necessary to evaluate the merits of making an investment in the Option Securities of the Company.

     The undersigned hereby confirms that he or it is acquiring the Option Securities for the undersigned's own account for investment and not with any present intention of selling or otherwise distributing the shares, and the undersign confirms that he or it will in no event sell, transfer, pledge or otherwise dispose of the shares prior to (a) receipt of an opinion of counsel for the Company authorizing any such proposed sale, transfer, pledge or other disposition, (b) receipt of a "no action" letter from the Securities and Exchange Commission or (c) registration of the Option Securities under the Securities Act of 1933, as amended. The undersigned

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understands that the certificate representing the Option Securities will bear a legend noting these restrictions on transferability.

                                      Dated:
--------------------------------            --------------------------
Print Name


--------------------------------
Signature

Address:
        ------------------------
--------------------------------

Social Security No. or E.I.N.:
                              -----------

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